UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2006
TEKELEC

(Exact name of registrant as specified in its charter)

California	0-15135	95-2746131

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Paramount Parkway, Morrisville, North Carolina		27560

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (919) 460-5500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement	1
Item 2.02 Results of Operations and Financial Condition	1
Item 9.01 Financial Statements and Exhibits	1
Exhibit 99.1

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Item 1.01 Entry into a Material Definitive Agreement
     On August 4, 2006, the Board of Directors of Tekelec (the “Company”) amended and restated the Tekelec 2004 Equity Incentive Plan for New Employees (the “2004 Plan”) principally to: (i) increase the number of shares of the Company’s Common Stock authorized for issuance thereunder by 1,000,000 shares, (ii) authorize the grant of stock appreciation rights thereunder, (iii) make certain changes relating to Section 409 of Internal Revenue Code of 1986, as amended, and (iv) reflect all amendments through the date of such statement. As a result of the amendment, a total of 8,000,000 shares of the Company’s Common Stock has been authorized and reserved for issuance under the 2004 Plan since its inception.
     Under the 2004 Plan, as amended and restated, the Company is authorized to grant nonstatutory stock options, restricted stock units, restricted stock awards and stock appreciation rights to new employees of the Company and its subsidiaries, including individuals who become employed with the Company and its subsidiaries as a result of business acquisitions, as an inducement to their entering into such employment. The 2004 Plan, as amended and restated, has not been approved by the shareholders of the Company based on the exception to the shareholder approval requirements of The Nasdaq Stock Market as set forth in Nasdaq Marketplace Rule 4350(i)(1)(A)(iv).
Item 2.02 Results of Operations and Financial Condition
     On August 7, 2006, the Company issued a press release announcing its financial results for the second quarter ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Item 2.02 and in Exhibit 99.1 furnished herewith shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits
     The following Exhibit 99.1 is furnished as a part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated August 7, 2006 of the Company

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tekelec
Dated: August 7, 2006	By:	/s/ Ronald W. Buckly
Ronald W. Buckly
Senior Vice President, Corporate Affairs and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 7, 2006 of the Company

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